Exhibit 10.9

AMENDMENT TO

STATUTORY TIME-BASED STOCK OPTION AGREEMENT

WHEREAS, National General Holdings Corp. (f/k/a American Capital Acquisition Corporation, the “Company”) had previously granted to the undersigned (the “Optionee”), a stock option subject to the terms of the American Capital Acquisition Corporation 2010 Equity Incentive Plan (the “Plan”), which such grant was evidenced by a Statutory Time-Based Stock Option Agreement with a Date of Grant of                     (the “Agreement”);

WHEREAS, in connection with a private offering (the “Offering”) of its common stock, par value $0.01 per share (“common stock”), the Company effected a 286.216945929846 to 1 stock split with respect to its common stock;

WHEREAS, the stock split described above will cause both the number of shares covered by the Agreement and the exercise price per share to be adjusted; and

WHEREAS, in connection with the closing of the Offering and the transactions contemplated thereby, certain other amendments to the Agreement are necessary and advisable.

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Optionee hereby amend the Agreement in the following respects:

1. Revise the portion of the schedule appearing at the top of the Agreement regarding the “Number of Shares of Common stock subject to Option” and the “Price Per Share” to read as follows:

Number of Shares of Common Stock subject to Option:	See Schedule B
Price Per Share:	See Schedule B

2.	Delete Section 4 and substitute therefor the following:

4. [RESERVED]

3.	Revise Section 7 to read as follows:

7. Legends, etc. Shares issued upon exercise of the Stock Option or otherwise delivered in satisfaction of the Stock Option shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT COVERING

THE TRANSFER OR AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER, THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

4. Revise Section 8 to read as follows:

8. Transfer of Stock Option. The Stock Option may not be transferred except as permitted under Section 6(a)(3) of the Plan.

5. Attach to the Agreement immediately after Schedule A the attachment hereto labeled as “Schedule B”.

This Amendment shall be effective this 11th day of June, 2013.

NATIONAL GENERAL HOLDINGS CORP.

Company

By:
Name:
Title:

Optionee

By:

2

Schedule B

Number of Shares of Common Stock subject to Option:
Price Per Share:

Incentive Stock Options

The portion of this Stock Option intended to be a stock option described in subsection (b) of Section 422 of the Code is             shares, and the portion of this Stock Option intended to be a nonqualified Stock Option is             shares.

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